UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                              ---------------------

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

                        Date of Report: September 19, 2006
             (Date of earliest event reported): (September 18, 2006)


                      Revlon Consumer Products Corporation
             (Exact Name of Registrant as Specified in its Charter)


             Delaware                  33-59650           13-3662953
  ------------------------------     ------------     -------------------
  (State or Other Jurisdiction of    (Commission       (I.R.S. Employer
           Incorporation)            File Number)     Identification No.)

                   237 Park Avenue
                  New York, New York                         10017
-----------------------------------------------       -------------------
       (Address of Principal Executive Offices)           (Zip Code)

                                 (212) 527-4000
              (Registrant's telephone number, including area code)

                                      None
          (Former Name or Former Address, if Changed Since Last Report)

         Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[_]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[_]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.        Entry into a Material Definitive Agreement.

See Items 5.02(2) and 5.02(4) below which are incorporated by reference into this Item 1.01.

Item 1.02         Termination of Material Definitive Agreement.

See Item 5.02(2) below which is incorporated by reference into this Item 1.02.

Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

1. Appointment of David L. Kennedy as President, CEO and Director. On September 18, 2006, Revlon, Inc. ("Revlon"), the parent company of Revlon Consumer Products Corporation ("RCPC," and together with Revlon, the "Company"), announced that its Board of Directors has elected David L. Kennedy as a Director and as President and Chief Executive Officer. He succeeds Jack L. Stahl, who is leaving the Company to pursue other interests. Mr. Kennedy previously served as the Company's Executive Vice President, Chief Financial Officer and Treasurer. While Mr. Kennedy's appointment is effective immediately, Mr. Stahl has agreed to stay on as an advisor for 30 days to ensure a smooth transition to the new leadership.

2. Termination of Jack L. Stahl's Employment Agreement. On September 18, 2006, the Company and Mr. Stahl terminated Mr. Stahl's employment agreement, as amended, pursuant to a separation agreement providing that Mr. Stahl will receive the separation benefits that he is entitled to receive under his employment agreement. Mr. Stahl will act as an advisor to Mr. Kennedy for a subsequent one-month period to ensure a smooth transition. Mr. Stahl's employment agreement, dated as of February 17, 2002, and the first amendment to such employment agreement, are filed with the SEC, respectively, as Exhibit
10.17 to Revlon's Quarterly Report on Form 10-Q for the fiscal quarter ended March 31, 2002 (filed with the SEC on May 15, 2002) and Exhibit 10.35 to Revlon's Current Report on Form 8-K filed with the SEC on December 17, 2004.

3. Certain Other Information. Mr. Kennedy's biographical information is included in the Revlon's Annual Report on Form 10-K for the fiscal period ended December 31, 2005, which was filed with the SEC on March 2, 2006. Mr. Kennedy does not have any family relationships with any of the Company's directors or executive officers and is not a party to any transactions listed in Item 404(a) of Regulation S-K.

4. Amendment to Mr. Kennedy's Employment Agreement. To reflect his new roles and responsibilities as described in section 1 above, the Company entered into an amendment to Mr. Kennedy's employment agreement. A copy of this amendment is filed as Exhibit 10.1 attached hereto and the terms and conditions of such amendment are incorporated by reference into this Item 5.02. Mr. Kennedy's employment agreement with the Company, dated as of June 10, 2002, and the first amendment thereto dated as of March 2, 2006 were filed with the SEC, respectively, as Exhibit 99.1 to Revlon's Current Report on Form 8-K filed with the SEC on January 18, 2006 and as Exhibit 10.9 to Revlon's Annual Report on Form 10-K for the fiscal year ended December 31, 2005 filed with the SEC on March 2, 2006.

5. Press Release. A copy of the press release issued by Revlon on September 18, 2006 announcing these management changes is attached as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits

        Exhibit No.   Description

        10.1 Second Amendment to Employment Agreement, dated as of September 18, 2006, between Revlon Consumer Products Corporation and David L. Kennedy (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K of Revlon, Inc. filed with the Securities and Exchange Commission on September 19, 2006).

        99.1 Press Release dated September 18, 2006 (incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K of Revlon, Inc. filed with the Securities and Exchange Commission on September 19, 2006).

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          REVLON CONSUMER PRODUCTS CORPORATION

                                          By: /s/ Robert K. Kretzman
                                          --------------------------
                                          Robert K. Kretzman
                                          Executive Vice President,
                                          Chief Legal Officer,
                                          General Counsel and Secretary

Date: September 19, 2006

                                  EXHIBIT INDEX


        Exhibit No.   Description

        10.1 Second Amendment to Employment Agreement, dated as of September 18, 2006, between Revlon Consumer Products Corporation and David L. Kennedy (incorporated by reference to Exhibit 10.1 of the Current Report on Form 8-K of Revlon, Inc. filed with the Securities and Exchange Commission on September 19, 2006).

        99.1 Press Release dated September 18, 2006 (incorporated by reference to Exhibit 99.1 of the Current Report on Form 8-K of Revlon, Inc. filed with the Securities and Exchange Commission on September 19, 2006).